Capital	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Capital
Note 16: Capital
Share repurchases
The Company may buy back shares (and subsequently cancel them) from time to time as part of its capital strategy. Share repurchases are typically effected under a normal course issuer bid (“NCIB”). Under the NCIB, the Company may repurchase up to 25 million common shares between August 19, 2019 and August 18, 2020 in open market transactions on the TSX, the NYSE and/or other exchanges and alternative trading systems, if eligible, or by such other means as may be permitted by the TSX and/or NYSE or under applicable law, including private agreement purchases if the Company receives an issuer bid exemption order from applicable securities regulatory authorities in Canada for such purchases. The price that the Company will pay for shares in open market transactions under the NCIB will be the market price at the time of purchase or such other price as may be permitted by TSX.
The Company did not repurchase any shares in the three months ended June 30, 2020 and 2019. Details of share repurchases for the six months ended June 30, 2020 and 2019 were as follows:

	Six months ended June 30,

	2020	2019

Share repurchases (millions of U.S. dollars)	200	190

Shares repurchased (number in millions)	2.6	3.5

Share repurchases - average price per share in U.S. dollars	$78.37	$53.93
In October 2019, the Company announced plans to repurchase up to an additional $200 million of its common shares in 2020. These share repurchases were completed in February 2020. Decisions regarding any future repurchases will depend on factors such as market conditions, share price, and other opportunities to invest capital for growth. The Company may elect to suspend or discontinue its share repurchases at any time, in accordance with applicable laws. From time to time when the Company does not possess material nonpublic information about itself or its securities, it may enter into a pre-defined
plan with its broker to allow for the repurchase of shares at times when the Company ordinarily would not be active in the market due to its own internal trading blackout periods, insider trading rules or otherwise. Any such plans entered into with the Company’s broker will be adopted in accordance with applicable Canadian securities laws and the requirements of Rule
10b5-1
under the U.S. Securities Exchange Act of 1934, as amended. The Company entered into such a plan with its broker on December 20, 2019. As a result, the Company recorded a $200 million liability in “Other financial liabilities” within current liabilities at December 31, 2019 with a corresponding amount recorded in equity in the consolidated statement of financial position.
Dividends
Dividends on common shares are declared in U.S. dollars. In the consolidated statement of cash flow, dividends paid on common shares are shown net of amounts reinvested in the Company under its dividend reinvestment plan. Details of dividends declared per common share and dividends paid on common shares are as follows:

	Three months ended June 30,		Six months ended June 30,

	2020	2019	2020	2019

Dividends declared per common share	$0.38	$0.36	$0.76	$0.72

Dividends declared	188	180	376	361

Dividends reinvested	(6)	(5)	(12)	(12)

Dividends paid	182	175	364	349